Earnings per Unit:	12 Months Ended
Dec. 31, 2014
Earnings Per Unit
Earnings per Unit:
9. Earnings per Unit:
The Partnership calculates earnings per unit by allocating distributed and undistributed net income for each period to each class of units. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in Dynagas Partners' partnership agreement, as generally prescribed in Note 8 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model.
The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership's net earnings.
The calculations of the basic and diluted earnings per unit, are presented below:

	Year ended December 31,
	2014	2013	2012
Net income attributable to common unitholders	$28,323	$22,787	$9,239
Earnings per common unit, basic and diluted	$1.58	$2.95	$1.37
Weighted average number of common units outstanding, basic and diluted	17,964,288	7,729,521	6,735,000